UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01976

                               Sequoia Fund, Inc.
               (Exact name of registrant as specified in charter)

              767 Fifth Avenue, Suite 4701, New York, NY 10153-4798
               (Address of principal executive offices) (Zip code)

                               Robert D. Goldfarb
                           Ruane, Cunniff & Goldfarb Inc.
                                767 Fifth Avenue
                                   Suite 4701
                          New York, New York 10153-4798
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-5280

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2006

      ]

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                 ANNUAL REPORT
                               DECEMBER 31, 2006

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2006. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                 VALUE OF       VALUE OF      VALUE OF
                  INITIAL      CUMULATIVE    CUMULATIVE      TOTAL
                  $10,000    CAPITAL GAINS   REINVESTED    VALUE OF
PERIOD ENDED:   INVESTMENT   DISTRIBUTIONS    DIVIDENDS     SHARES
-------------   ----------   -------------   ----------   ----------
July 15, 1970    $ 10,000      $       --     $     --    $   10,000
May 31, 1971       11,750              --          184        11,934
May 31, 1972       12,350             706          451        13,507
May 31, 1973        9,540           1,118          584        11,242
May 31, 1974        7,530           1,696          787        10,013
May 31, 1975        9,490           2,137        1,698        13,325
May 31, 1976       12,030           2,709        2,654        17,393
May 31, 1977       15,400           3,468        3,958        22,826
Dec. 31, 1977      18,420           4,617        5,020        28,057
Dec. 31, 1978      22,270           5,872        6,629        34,771
Dec. 31, 1979      24,300           6,481        8,180        38,961
Dec. 31, 1980      25,040           8,848       10,006        43,894
Dec. 31, 1981      27,170          13,140       13,019        53,329
Dec. 31, 1982      31,960          18,450       19,510        69,920
Dec. 31, 1983      37,110          24,919       26,986        89,015
Dec. 31, 1984      39,260          33,627       32,594       105,481
Dec. 31, 1985      44,010          49,611       41,354       134,975
Dec. 31, 1986      39,290          71,954       41,783       153,027
Dec. 31, 1987      38,430          76,911       49,020       164,361
Dec. 31, 1988      38,810          87,760       55,946       182,516
Dec. 31, 1989      46,860         112,979       73,614       233,453
Dec. 31, 1990      41,940         110,013       72,633       224,586
Dec. 31, 1991      53,310         160,835      100,281       314,426
Dec. 31, 1992      56,660         174,775      112,428       343,863
Dec. 31, 1993      54,840         213,397      112,682       380,919
Dec. 31, 1994      55,590         220,943      117,100       393,633
Dec. 31, 1995      78,130         311,266      167,129       556,525
Dec. 31, 1996      88,440         397,099      191,967       677,506
Dec. 31, 1997     125,630         570,917      273,653       970,200
Dec. 31, 1998     160,700         798,314      353,183     1,312,197
Dec. 31, 1999     127,270         680,866      286,989     1,095,125
Dec. 31, 2000     122,090         903,255      289,505     1,314,850
Dec. 31, 2001     130,240       1,002,955      319,980     1,453,175
Dec. 31, 2002     126,630         976,920      311,226     1,414,776
Dec. 31, 2003     147,610       1,146,523      362,790     1,656,923
Dec. 31, 2004     154,270       1,200,687      379,159     1,734,116
Dec. 31, 2005     155,450       1,331,529      382,059     1,869,038
Dec. 31, 2006     152,750       1,496,788      375,422     2,024,960

The total amount of capital gains distributions accepted in shares was $931,732, the total amount of dividends reinvested was $116,740.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions, dividends reinvested in shares or sale of Fund shares.

TO THE SHAREHOLDERS OF SEQUOIA FUND, INC.

Dear Shareholder:

     Sequoia Fund's results for the quarter and year ended December 31, 2006 appear below along with comparable results for the market indexes:

                                         DOW JONES     STANDARD &
TO DECEMBER 31, 2006    SEQUOIA FUND   INDUSTRIALS*   POOR'S 500*
                        ------------   ------------   -----------
Fourth Quarter              3.40%          7.39%          6.70%
1 Year                      8.34%         19.05%         15.80%
5 Years (Annualized)        6.86%          6.81%          6.19%
10 Years (Annualized)      11.57%          8.91%          8.42%

     The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown.

Comparison of a change in value of a $10,000 Investment in Sequoia Fund and the S&P 500 Index*

                                    [CHART]

             SEQUOIA
               FUND    S&P 500
  1/1/1997   $10,000   $10,000
12/31/1997   $14,320   $13,334
12/31/1998   $19,368   $17,144
12/31/1999   $16,165   $20,751
12/31/2000   $19,407   $18,862
12/31/2001   $21,449   $16,620
12/31/2002   $20,883   $12,947
12/31/2003   $24,458   $16,660
12/31/2004   $25,598   $18,472
12/31/2005   $27,589   $19,379
12/31/2006   $29,890   $22,441

* THE S&P 500 INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX OF THE COMMON STOCKS OF 500 MAJOR US CORPORATIONS. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED, PRICE-WEIGHTED INDEX OF 30 ACTIVELY TRADED BLUE CHIP STOCKS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND ASSUMES REINVESTMENT OF DIVIDENDS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YEAR TO DATE PERFORMANCE AS OF THE MOST RECENT MONTH END CAN BE OBTAINED BY CALLING DST SYSTEMS, INC. AT (800) 686-6884.

                                   ----------

                                   Sincerely,


 /s/ Richard T. Cunniff      /s/ Robert D. Goldfarb        /s/ David M. Poppe
------------------------   --------------------------   ------------------------
  Richard T. Cunniff           Robert D. Goldfarb             David M. Poppe
    Vice Chairman                  President            Executive Vice President
  February 21, 2007

THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND INC. ANNUAL INVESTOR DAY WILL BE
  HELD AT 10A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 18, 2007 AT THE ST. REGIS
             HOTEL, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The total return for Sequoia Fund was 8.34% for 2006, including the reinvestment of dividends. This compares with the 15.80% return of the S&P 500. As it has been for many years, our investment philosophy is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year or years the performance of the Fund will often vary significantly from that of the broad market indices.

     We are less concerned with the annual returns from each of the stocks we own than with their returns over time. We have a similar attitude towards earnings: we pay much more heed to earnings growth over a number of years rather than over a single year, much less a quarter.

     The table below shows the twelve month stock total return for the Fund's major positions at the beginning of 2006:

                           % OF ASSETS    TOTAL   % OF ASSETS
POSITION                     12/31/05    RETURN     12/31/06
--------                   -----------   ------   -----------
Berkshire Hathaway            33.8%       24.1%      27.0%
Progressive Corp.             17.4%      -16.9%      14.3%
Mohawk Industries              8.0%      -13.9%       6.8%
TJX                            7.4%       24.1%       6.0%
Fastenal                       4.4%       -7.4%       4.0%
Expeditors International       3.4%       20.5%       3.4%
                              ----                   ----
Top six positions             74.4%                  61.5%
                              ====                   ====

     The largest reasons for our underperformance versus the S&P 500 were the significant stock price declines at two of our largest holdings, Progressive Corp. and Mohawk Industries.

     We believed that Progressive's stock price at the beginning of 2006 was justified by its historical record and long-term prospects together with its exceptional management. Although we worried that Progressive's profit margins were unsustainably high, we were confident the company would gradually reduce prices and grow policies and revenue at satisfactory levels. We did not expect that over the course of 2006 Progressive's revenue growth would decelerate to zero and policies-in-force would begin to decline. Nor did we expect margins to expand and earnings per share to grow 20%. Yet, that is what happened, although we do not believe it was management's goal to harvest extra earnings in 2006 at the expense of the future growth rate.

     For most of its history, Progressive's aim has been to earn at least a 4% operating margin and grow as fast as possible. In 2006, it earned a 14% margin. This windfall occurred largely because of a number of structural changes that cumulatively have significantly reduced the frequency of automobile accidents.

     When Progressive tested lower rates in recent years, it found little elasticity of demand. Therefore, at the risk of holding a pricing umbrella over less efficient competitors, the company opted to preserve higher margins. Although it anticipated that such pricing would reduce growth, it did not contemplate that the growth would cease altogether.

     Looking ahead, Progressive may be forced to cut rates more aggressively to attract policyholders, as more surgical price cuts have not worked. This almost certainly will lead to lower profits for shareholders.

     Progressive is an outstanding company that currently faces two great challenges: 1) increasing retention or policy lives through a number of measures; and 2) improving both its brand proposition and its marketing and advertising. Fortunately, management embraces change and the company could not have a better change agent than CEO Glenn Renwick.

     Mohawk Industries' stock price fell 14% in 2006. Reported earnings rose 17% for the year, reflecting earnings accretion from the purchase of Unilin, a large European-based laminate flooring manufacturer, in late 2005. Absent the acquisition of Unilin, net income would have been flattish as lower interest expense from debt pay-down would have offset a modest decline in operating profits at Mohawk's business units. The decline in operating income reflected high oil prices, which increased the cost of the raw materials used to make flooring products, and a slump in both new home construction and home remodeling, which reduced demand for residential flooring. In this difficult environment, Mohawk successfully managed operating costs and the acquisition of Unilin. It also dramatically reduced the debt taken on to make the acquisition.

     We do not know how long the housing slump will last, or how long raw materials prices will remain high. We do know Mohawk has been passing on raw materials price increases for some time, which speaks to its position in the marketplace. At the end of 2006, Mohawk sold for less than 12 times forward earnings estimates, which strikes us as an attractive price for a business that has grown its earnings at a 17% compound average annual rate the last five years.

     Berkshire Hathaway enjoyed a terrific year, though it received more than a little help from Mother Nature. After two years which saw multiple hurricanes wreak havoc on the Gulf Coast, writers of "supercat" reinsurance raised premiums significantly, then saw no major storms hit the U.S. mainland in 2006. This fortuitous circumstance helped Berkshire more than double its reported earnings per share through the first nine months of the year. As a major writer of "supercat" reinsurance, there will be years when Berkshire gets lucky, like 2006, and years when it pays out billions of dollars in claims, like 2004 and 2005. A prudent forecast for 2007 would include a more normalized level of catastrophe claims, and thus a lower level of earnings in the reinsurance business.

     Berkshire's good performance was not simply a matter of good weather. GEICO is knocking the cover off the ball. The company's fantastic advertising, together with its very aggressive entry into New Jersey, are driving very satisfactory growth. Gen Re posted its best results in many years in 2006. NetJets showed improved results. Most pleasingly, through the first three quarters of the year Berkshire invested $14 billion in stock investments and acquisitions of private companies. The favorable economics of these investments gives us confidence that they will produce a very satisfactory return.

     Based on Berkshire's 2006 performance, our decision to reduce our ownership position during the year could be second-guessed. It remains our single largest investment but, given Mr. Buffett's age and our level of concentration, we felt it prudent to reduce our exposure. We expect Mr. Buffett will continue to do a masterful job deploying Berkshire's vast capital and we intend to benefit from that performance over many years.

     TJX reported a fine year that highlighted the inherent strength of its off-price business model. The company saw its earnings per share, absent one-time charges, grow by more than 20%. In recent years, TJX had committed a succession of gaffes, including the failed launch of a dot com business and the rapid expansion of several unproven start-up concepts. Finally, in late 2005 the board of directors tapped chairman of the board and founder Ben Cammarata to return as interim CEO. Cammarata achieved almost immediate results by re-focusing TJX on its core businesses, TJ Maxx, Marshall's and Winners, the TJ Maxx of Canada. He replaced a number of senior managers and closed stores that had little potential for earning a satisfactory return. Perhaps most importantly he lured long-time executive Carol Meyrowitz, who had left the business earlier in 2005, back to the company.

     Meyrowitz, a respected apparel merchant, was instrumental in the turnaround and recently was appointed CEO. She should have a stronger supporting cast of senior managers than existed 18 months ago. We trimmed TJX in 2006 after the stock rose during the year, but it remains a large position and we are encouraged by the changes made over the past five quarters.

     Other major holdings such as Brown & Brown, Expeditors, Fastenal, Idexx Labs, O'Reilly, Porsche and Walgreen turned in strong earnings years, with all of them growing net income at double-digit rates. Porsche shares rose 80% in U.S. dollars. The stock price performance of the other six companies was more mixed, but their earnings performance was on target. We are optimistic about the prospects for solid earnings growth at all seven businesses in 2007 and beyond.

     We are pleased to report that we made a number of new investments in high-quality businesses in 2006. Our largest new investment was Bed, Bath & Beyond. This unusual company -- management rarely speaks to Wall Street, does not belong to any industry trade groups and otherwise keeps its own counsel -- was founded in the early 1970s and today is a very successful purveyor of kitchen, bath and home decor items. It is distinguished from its competitors by its breadth of product offering and superior financial returns. The company has a terrific balance sheet with an enormous amount of cash on hand and no debt.

     Other new investments by the Fund in 2006 included Target, Lowe's, Knight Transportation, MasterCard and Apollo Group. During the year, the Fund sold its holdings in Gtech and IGT.

     At the end of the year, Sequoia was 94.3% invested in stocks, compared to 95.2% a year earlier. In both years, the remainder of the Fund's assets was held in cash and cash equivalents.

SHAREHOLDER EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

                                                           EXPENSES
                                                          PAID DURING
                                             ENDING         PERIOD*
                             BEGINNING       ACCOUNT        JULY 1,
                              ACCOUNT         VALUE         2006 TO
                               VALUE      DECEMBER 31,   DECEMBER 31,
                           JULY 1, 2006       2006           2006
                           ------------   ------------   ------------
Actual                        $1,000        $1,075.05        $5.23
Hypothetical (5% return
   per year before
   expenses)                  $1,000        $1,020.16        $5.09

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                               SEQUOIA FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

COMMON STOCKS (94.30%)

  SHARES                                                     VALUE (a)
----------                                                --------------
             AUTO PARTS (1.52%)
 1,699,697   O'Reilly Automotive Inc. *                     $ 54,492,286
                                                          --------------
             AUTOMOTIVE MANUFACTURING (3.36%)
    95,028   Porsche AG (Germany) (a)                        120,919,614
                                                          --------------
             CASUALTY INSURANCE (14.32%)
21,236,852   Progressive Corporation                         514,356,556
                                                          --------------
             DIVERSIFIED COMPANIES (27.08%)
     8,844   Berkshire Hathaway Inc. Class A*                972,751,560
       101   Berkshire Hathaway Inc. Class B*                    370,266
                                                          --------------
                                                             973,121,826
                                                          --------------
             EDUCATION (0.79%)
   730,356   Apollo Group, Inc. *                             28,461,973
                                                          --------------
             FINANCE (1.03%)
   376,378   MasterCard Inc.                                  37,069,469
                                                          --------------
             FREIGHT TRANSPORTATION (5.28%)
 2,997,624   Expeditors International Inc.                   121,403,772
 4,000,000   Knight Transportation Inc.                       68,200,000
                                                          --------------
                                                             189,603,772
                                                          --------------
             INDUSTRIAL & CONSTRUCTION SUPPLIES (4.05%)
 4,053,623   Fastenal Company                                145,443,993
                                                          --------------
             INSURANCE BROKERS (2.27%)
 2,888,441   Brown & Brown Inc.                               81,482,921
                                                          --------------
             MEDICAL EQUIPMENT (0.12%)
   120,075   Patterson Companies Inc. *                        4,263,863
                                                          --------------
             PROCESS CONTROL INSTRUMENTS (0.77%)
   384,088   Danaher Corporation                              27,823,335
                                                          --------------

  SHARES                                                     VALUE (a)
----------                                                --------------
             RETAILING (23.52%)
4,999,694    Bed Bath & Beyond Inc. *                     $  190,488,342
   39,797    Costco Wholesale Corporation                      2,104,067
1,840,388    Lowe's Companies, Inc.                           57,328,086
2,212,730    Target Corporation                              126,236,247
1,145,572    Tiffany & Company                                44,952,245
7,629,153    TJX Companies, Inc.                             217,583,444
2,119,715    Walgreen Company                                 97,273,721
2,359,006    Wal-Mart Stores, Inc.                           108,938,897
                                                          --------------
                                                             844,905,049
                                                          --------------
             TEXTILE - CARPETS (6.82%)
3,273,926    Mohawk Industries Inc. *                        245,086,100
                                                          --------------
             VETERINARY DIAGNOSTICS (3.37%)
1,528,744    Idexx Laboratories Inc. *                       121,229,399
                                                          --------------
             TOTAL COMMON STOCKS (COST $1,371,494,565)    $3,388,260,156
                                                          --------------
  PRINCIPAL
   AMOUNT
------------
               U.S. GOVERNMENT OBLIGATIONS (5.70%)
$206,000,000   U.S. Treasury Bills due 2/8/2007 through
                  2/22/2007                                  204,763,836
                                                          --------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                  (Cost $204,763,836)                        204,763,836
                                                          --------------
               TOTAL INVESTMENTS (100%)++
                 (Cost $1,576,258,401)                    $3,593,023,992
                                                          ==============

----------
++   The cost for federal income tax purposes is identical.

*    Non-income producing.

(a) The Fund is invested in preference shares of Porsche AG which possess the same economic interest as Porsche common stock but have no voting rights.

   The accompanying notes are an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

ASSETS:
   Investments in securities, at value (cost $1,576,258,401)
      (Note 1)                                                   $3,593,023,992
   Cash on deposit with custodian                                     1,104,963
   Receivable for capital stock sold                                    569,006
   Dividends receivable                                                 703,206
   Receivable for investment securities sold unsettled                8,257,925
   Other assets                                                          34,005
                                                                 --------------
      Total assets                                                3,603,693,097
                                                                 --------------
LIABILITIES:
   Payable for capital stock repurchased                                866,658
   Accrued investment advisory fee                                    2,811,935
   Accrued other expenses                                               204,476
                                                                 --------------
      Total liabilities                                               3,883,069
                                                                 --------------
Net assets applicable to 23,567,382 shares of capital stock
   outstanding (Note 4)                                          $3,599,810,028
                                                                 ==============
Net asset value, offering price and redemption price per
   share                                                         $       152.75
                                                                 ==============

   The accompanying notes are an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
   Income:
      Dividends, net of $121,180 of foreign tax withheld       $  11,007,934
      Interest                                                     8,160,288
      Other income                                                    36,846
                                                               -------------
         Total income                                             19,205,068
                                                               -------------
   Expenses:
      Investment advisory fee (Note 2)                            35,499,566
      Legal and auditing fees                                        213,402
      Stockholder servicing agent fees                               502,420
      Custodian fees                                                  80,000
      Directors fees and expenses (Note 6)                           242,010
      Other                                                          214,869
                                                               -------------
         Total expenses                                           36,752,267
   Less expenses reimbursed by Investment Adviser (Note 2)         1,102,000
                                                               -------------
         Net expenses                                             35,650,267
                                                               -------------
         Net investment (loss)                                   (16,445,199)
                                                               -------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Realized gain on investments:
      Unaffiliated companies                                     541,624,961
      Foreign currency transactions                                   (5,174)
                                                               -------------
         Net realized gain on investments and foreign
            currencies                                           541,619,787
   Net (decrease) in unrealized appreciation on investments     (239,222,412)
                                                               -------------
         Net realized and unrealized gain on investments and
            foreign currencies                                   302,397,375
                                                               -------------
Increase in net assets from operations                         $ 285,952,176
                                                               =============

   The accompanying notes are an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED DECEMBER 31,
                                                                         -------------------------------
                                                                              2006             2005
                                                                         --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment (loss)                                              $  (16,445,199)  $  (17,228,982)
      Net realized gain on investments and foreign currencies               541,619,787      378,898,763
      Net increase / (decrease) in unrealized appreciation                 (239,222,412)     (89,974,201)
                                                                         --------------   --------------
         Net increase / (decrease) in net assets from operations            285,952,176      271,695,580
   Distributions to shareholders from:
      Net investment income                                                          --               --
      Net realized gains                                                   (340,945,549)    (245,091,727)
      Capital share transactions (Note 4)                                    81,492,062     (225,675,415)
                                                                         --------------   --------------
         Total increase / (decrease)                                         26,498,689     (199,071,562)
NET ASSETS:
   Beginning of year                                                      3,573,311,339    3,772,382,901
                                                                         --------------   --------------
   End of year                                                           $3,599,810,028   $3,573,311,339
                                                                         ==============   ==============
NET ASSETS CONSIST OF:
   Capital (par value and paid in surplus)                               $1,456,986,196   $1,316,344,778
   Undistributed net realized gains (Note 5)                                126,058,241          978,558
   Unrealized appreciation                                                2,016,765,591    2,255,988,003
                                                                         --------------   --------------
      Total Net Assets                                                   $3,599,810,028   $3,573,311,339
                                                                         ==============   ==============

   The accompanying notes are an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

     Sequoia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange or on a foreign exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with NASDAQ Official Closing Price on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

     FOREIGN CURRENCIES: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

     The Fund retains Ruane, Cunniff & Goldfarb Inc. as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser") provides the Fund with investment advice, administrative services and facilities.

     Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2006 and the Investment Adviser reimbursed the Fund $1,102,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

     For the year ended December 31, 2006, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $35,499,566 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $974,717 to Ruane, Cunniff & Goldfarb LLC., the Fund's distributor. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2006.

NOTE 3--PORTFOLIO TRANSACTIONS:

     The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2006 were $460,370,370 and $775,697,004, respectively. Included in proceeds of sales is $83,884,949 representing the value of securities distributed as in-kind payment of redemptions, resulting in realized gains of $73,394,058.

     At December 31, 2006 the aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $2,029,724,548 and $12,958,957, respectively.

NOTE 4-- CAPITAL STOCK:

     At December 31, 2005 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                                              2006                        2005
                                                    ------------------------   --------------------------
                                                      SHARES       AMOUNT        SHARES         AMOUNT
                                                    ---------   ------------   ----------   -------------
Shares sold                                           561,045   $ 88,910,655      676,222   $ 103,672,116
Shares issued to stockholders on reinvestment of:
    Net investment income                                  --             --           --              --
    Net realized gain on investments                1,776,306    270,251,108    1,281,840     198,753,650
                                                    ---------   ------------   ----------   -------------
                                                    2,337,351    359,161,763    1,958,062     302,425,766
Shares repurchased                                  1,756,309    277,669,701    3,424,141     528,101,181
                                                    ---------   ------------   ----------   -------------
Net increase / (decrease)                             581,042   $ 81,492,062   (1,466,079)  $(225,675,415)
                                                    =========   ============   ==========   =============

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions to shareholders are determined in accordance with federal tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on federal tax regulations. During the year ended December 31, 2006 permanent differences primarily due to a net investment loss not deductible for tax purposes and realized gains on redemptions in kind not recognized for tax purposes resulted in a net decrease in net accumulated investment loss of $16,445,199 and undistributed net realized gains of $75,594,555 with a corresponding increase in paid in surplus of $59,149,356. These reclassifications had no effect on net assets.

     The tax character of distributions paid during 2006 and 2005 was as follows:

                                                         2006           2005
                                                     ------------   ------------
Distributions paid from:
Ordinary income                                      $         --   $         --
Long-term capital gains                               340,945,549    245,091,727
                                                     ------------   ------------
   Total distributions                               $340,945,549   $245,091,727
                                                     ============   ============

     As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain                                      $  126,058,241
Unrealized appreciation                                            2,016,765,591
                                                                  --------------
                                                                  $2,142,823,832
                                                                  ==============

NOTE 6--DIRECTORS FEES AND EXPENSES:

     Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2006 was $242,010.

NOTE 7--NEW ACCOUNTING PRONOUNCEMENTS:

     In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has not yet determined the implication of the Interpretation to the Fund and its impact on the Fund's financial statements.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has not yet determined the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

NOTE 8--FINANCIAL HIGHLIGHTS:

                                                        YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                           2006       2005       2004       2003       2002
                                         --------   --------   --------   --------   --------
Per Share Operating Performance (for
   a share outstanding throughout
   each year)
Net asset value, beginning of year       $ 155.45   $ 154.27   $ 147.61   $ 126.63   $ 130.24
                                         --------   --------   --------   --------   --------
Income from investment operations:
Net investment (loss)/income                (0.70)     (0.75)     (0.58)     (0.62)     (0.41)
Net realized and unrealized gains
   (losses) on investments                  13.60      12.57       7.45      22.21      (3.03)
                                         --------   --------   --------   --------   --------
      Total from investment operations      12.90      11.82       6.87      21.59      (3.44)
                                         --------   --------   --------   --------   --------
Less distributions:
Dividends from net investment income        (0.00)     (0.00)     (0.00)     (0.00)     (0.01)
Distributions from net realized gains      (15.60)    (10.64)     (0.21)     (0.61)     (0.16)
                                         --------   --------   --------   --------   --------
      Total distributions                  (15.60)    (10.64)     (0.21)     (0.61)     (0.17)
                                         --------   --------   --------   --------   --------
Net asset value, end of year             $ 152.75   $ 155.45   $ 154.27   $ 147.61   $ 126.63
                                         ========   ========   ========   ========   ========
Total Return                                 8.34%      7.78%      4.66%     17.12%     -2.64%
Ratios/Supplemental data
Net assets, end of year (in millions)    $3,599.8   $3,573.3   $3,772.4   $3,973.6   $3,905.1
Ratio to average net assets:
   Expenses                                   1.0%       1.0%       1.0%       1.0%       1.0%
   Net investment income (loss)              -0.5%      -0.5%      -0.4%      -0.5%      -0.3%
Portfolio turnover rate                        14%         8%         6%         3%         8%

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sequoia Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2007

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS:

     The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

                                                  TERM OF OFFICE AND                                OTHER
                               POSITION HELD        LENGTH OF TIME     PRINCIPAL OCCUPATION     DIRECTORSHIPS
NAME, AGE, AND ADDRESS           WITH FUND              SERVED          DURING PAST 5 YEARS   HELD BY DIRECTOR
------------------------   --------------------   ------------------   --------------------   ----------------
Richard T. Cunniff, 83     Vice Chairman &        Term -- 1 Year &     Vice Chairman &        Sturm, Ruger &
767 Fifth Avenue           Director               Length of Time       Director of Ruane,     Company, Inc.
New York, NY 10153                                served -- 36 Years   Cunniff & Goldfarb
                                                                       Inc.

Robert D. Goldfarb, 62     President & Director   Term -- 1 Year &     Chairman & Director    None
767 Fifth Avenue                                  Length of Time       of Ruane, Cunniff &
New York, NY 10153                                served -- 28 Years   Goldfarb Inc.

David M. Poppe, 41         Executive Vice         Term -- 1 Year &     President & Director   None
767 Fifth Avenue           President & Director   Length of Time       of Ruane, Cunniff &
New York, NY 10153                                served -- 3 Years    Goldfarb Inc.

Joseph Quinones, Jr., 61   Vice President,        Term -- 1 Year &     Vice President,        None
767 Fifth Avenue           Secretary, Treasurer   Length of Time       Secretary, Treasurer
New York, NY 10153         & Chief Compliance     served -- 11 Years   & Chief Compliance
                           Officer                                     Officer of Ruane,
                                                                       Cunniff & Goldfarb
                                                                       Inc.

Francis P. Matthews, 84    Director               Term -- 1 Year &     Retired                None
767 Fifth Avenue                                  Length of Time
New York, NY 10153                                served -- 34 Years

C. William Neuhauser, 80   Director               Term -- 1 Year &     Retired                None
767 Fifth Avenue                                  Length of Time
New York, NY 10153                                served -- 32 Years

Robert L. Swiggett, 84     Director -- Chairman   Term -- 1 Year &     Retired                None
767 Fifth Avenue           of the Board           Length of Time
New York, NY 10153                                served -- 36 Years

Sharon Osberg, 57          Director               Term -- 1 Year &     Consultant Internet    None
767 Fifth Avenue                                  Length of Time       Mobile Technology
New York, NY 10153                                served -- 3 Years

Roger Lowenstein, 52       Director               Term -- 1 Year &     Writer major           None
767 Fifth Avenue                                  Length of Time       Financial and News
New York, NY 10153                                served -- 8 Years    Publications

Vinod Ahooja, 55           Director               Term -- 1 Year &     Retired                None
767 Fifth Avenue                                  Length of Time
New York, NY 10153                                served -- 6 Years

                                OTHER INFORMATION

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund_reports.htm.

     You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov.

SEQUOIA FUND, INC.
767 FIFTH AVENUE, SUITE 4701
NEW YORK, NEW YORK 10153-4798
WEBSITE: www.sequoiafund.com

DIRECTORS
   Richard T. Cunniff
   Robert D. Goldfarb
   David M. Poppe
   Vinod Ahooja
   Roger Lowenstein
   Francis P. Matthews
   C. William Neuhauser
   Sharon Osberg
   Robert L. Swiggett, Chairman of the Board

OFFICERS
   Richard T. Cunniff   -- VICE CHAIRMAN
   Robert D. Goldfarb   -- PRESIDENT
   David M. Poppe       -- EXECUTIVE VICE PRESIDENT
   Joseph Quinones, Jr. -- VICE PRESIDENT, SECRETARY,
                           TREASURER & CHIEF COMPLIANCE
                           OFFICER

INVESTMENT ADVISER
   Ruane, Cunniff & Goldfarb Inc.
   767 Fifth Avenue, Suite 4701
   New York, New York 10153-4798

DISTRIBUTOR
   Ruane, Cunniff & Goldfarb LLC
   767 Fifth Avenue, Suite 4701
   New York, New York 10153-4798

CUSTODIAN
   The Bank of New York
   MF Custody Administration Department
   One Wall Street, 25th Floor
   New York, New York 10286

REGISTRAR AND SHAREHOLDER SERVICING AGENT
   DST Systems, Inc.
   P.O. Box 219477
   Kansas City, Missouri 64121

LEGAL COUNSEL
   Seward & Kissel
   One Battery Park Plaza
   New York, New York 10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR, and also made available on the Fund's website at: http://www.sequoiafund.com/code_of_ethics.htm. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2006             December 31, 2005
                             -----------------             -----------------
Audit Fees                        $49,000                       $45,000
Audit-Related Fees                   n/a                           n/a
Tax Fees                           $8,000                        $4,500
Other Fees                           n/a                            n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.


(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) No services included in (b)-(d) were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $58,300 and $75,000, respectively.

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered to its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant and that were not pre-approved and determined that those services are compatible with maintaining the independent auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS - INCLUDED IN ITEM 1, REPORTS TO STOCKHOLDERS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 28, 2007

By:     /s/ Joseph Quinones, Jr.
        ---------------------------
        Joseph Quinones, Jr.
        Vice President, Secretary, Treasurer

Date:  February 28, 2007